Exhibit 10.1.2

AMENDMENT NO. 1

TO THE

PURCHASE AND LICENSE AGREEMENT NO. ITC2003PLA

This Amendment No. 1 to the Purchase and License Agreement No. ITC 2003PLA (“Amendment No. 1”) is entered into effective as of July 2, 2003 (the “Effective Date”) and shall amend the Purchase and License Agreement No. ITC2003PLA (“PLA”) between Nortel Networks Inc., (“Nortel Networks”), Interstate Fibernet, Inc. (“IFN”) and ITC^DeltaCom Communications, Inc. (“ITC^DeltaCom”) (collectively the “Buyer”) dated June 23, 2003. Nortel Networks and Buyer will be referred to collectively herein as the “parties.”

ALL capitalized terms, which are defined in the Agreement, shall have the same meaning in this Amendment No. 1 as in the Agreement unless otherwise set forth herein.

WHEREAS, both parties acknowledge a typographical error occurred in the effective date stated in the PLA and such error results in a conflict with the effective date of the PLA Supplements;

WHEREAS, it was the intention of the parties that the PLA become effective as of January 1, 2003, being that the prior agreement between the parties expired on December 31, 2002;

WHEREAS, the parties would like to correct the abovementioned error to reflect their intention as to when the PLA would be effective.

NOW, THEREFORE, the parties hereby agree that the PLA shall be amended as follows:

The effective date set forth in the first paragraph of the PLA shall be modified from “effective as of the last date signed”, to “effective as of January 1, 2003”.

Except as modified by this Amendment No. 1, the terms of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto by and through their respective duly authorized representatives have executed this Amendment No. 1 as of the Effective Date.

NORTEL NETWORKS, INC.		INTERSTATE FIBERNET, INC.

By:	/s/ Michael Shappell (Signature)	By:	/s/ David L. Hill (Signature)

Name:	(Print)	Name:	(Print)

Title:	Group Sales Director	Title:	VP Engineering, Network Implementation & TAC

Address:	5405 Windward Pkwy. Alpharetta, GA. 30004	Address:	1530 DeltaCom Drive Anniston, AL 36207

Date:	7/16/03	Date:	7/7/03

ITC^DELTACOM COMMUNICATIONS, INC.

By:	/s/ David L. Hill
(Signature)

Name:
(Print)

Title:

Address:	1530 DeltaCom Drive
Anniston, AL 36207

Date:	7/7/03